UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset value (NAV) at that date was $19.73 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $17.80.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Infrastructure Fund at Market Value[a]	12.77%
Cohen & Steers Infrastructure Fund at NAV[a]	10.76%
UBS Global 50/50 Infrastructure & Utilities Index—Net[b]	5.37%
Blended benchmark—80% UBS Global 50/50 Infrastructure & Utilities Index—Net/20% BofA Merrill Lynch Fixed Rate Preferred Index[b]	5.41%
S&P 500 Index[b]	6.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Global equity markets got off to a strong start in 2011 amid optimism that global economic expansion would continue. Macroeconomic factors and geopolitical events soon presented challenges, however. Turbulence in North Africa and the Middle East drove oil prices above $100 a barrel in the first quarter, while the events in Japan roiled financial markets in general and the listed infrastructure universe in particular. (Japanese infrastructure companies accounted for about 18% of the UBS Global 50/50 Infrastructure and Utilities Index.) Investors moved into less-risky assets, which benefited global infrastructure securities.

Most infrastructure sectors advanced

Most sectors advanced, led by gas pipelines. In February, the group was lifted by news that Williams Companies would spin off its exploration & production division and concentrate on its midstream and pipeline businesses. Investors responded favorably, and Williams' stock rose 26% in the first quarter. In the second quarter, El Paso Corp., another pipeline company, announced its intention to do the same. In addition, a takeover battle and bidding war developed for pipeline operator Southern Union (which is not in the index).

Some defensive sectors struggled

Toll roads advanced in the first quarter, but struggled in the second, when China's government said it will review, and possibly reduce, expressway tolls as a way to combat inflation. Electric utilities faced headwinds created by the Fukushima disaster. Utilities in Japan had particularly steep declines due to concerns that they all may be required to shoulder a victim compensation plan. Germany's decision to suspend operations immediately at seven older nuclear plants, with a goal of phasing out all nuclear-generated power in the country by 2022, also hurt the sector.

Airports benefited from economic expansion and increased traffic in the first quarter. Somewhat counter-intuitively for a cyclical sector, they also outperformed in the second quarter, with European and Australian airports doing particularly well. The railways sector, which consists entirely of Japanese companies within the index, had a steep decline—a reflection of the expected slowdown in passenger traffic as a result of the tsunami.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Preferred securities had strong performance

Preferred securities performed well early on amid good earnings reports from the financial sector and signs of an improving economy. Even though second-quarter economic data was disappointing, preferreds added to their gains when a flight to safety drove Treasury yields lower, to the benefit of fixed income assets broadly.

Fund performance

The Fund had a positive return for the year to date and outperformed its benchmark. Relative performance was enhanced by our underweight in railways and stock selection in electric utilities and the towers and satellites sector. We were overweight two continental European satellite companies that were seen as safe havens, and underweight a UK company whose core business margins declined. Our overweight in gas pipelines also boosted relative return, although stock selection muted some of that benefit. We believe the market does not yet fully appreciate the value of pipeline assets in the ground as well as significant expansion opportunities—and acquisition activity during the period would seem to support our view.

Stock selection in the toll roads and railways sectors detracted from relative return. Within toll roads, we were overweight two Chinese companies that declined. We also owned a Japanese railway that faces significant short-term challenges, but that we believe offers long-term value.

Our allocation to preferred securities and corporate debt had a positive impact on relative returns, with the Fund's fixed income holdings performing substantially better than the benchmark.

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), boosted the Fund's performance for the year to date compared with its benchmarks, which are not leveraged.

Impact of derivatives on Fund performance

The Fund is leveraged using bank borrowings and pays a floating rate of interest on these borrowings. It has employed interest rate swaps with the purpose of reducing the impact of a potential increase in interest rates, which would negatively affect earnings. The swaps exchange a floating-rate payment for a fixed-rate payment. Although employed as a hedge, the swaps are marked to market daily and can contribute positively or negatively to the net asset value of the Fund. For the six months ended June 30, 2011, the Fund's use of swaps had a negative impact on the NAV and performance of the Fund.

The Fund also sold covered call options on a security with the intention of earning option premiums, potentially increasing distributable income and reducing volatility. The use of these options did not have a material impact on performance during the period.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Investment Outlook

The global recovery will continue to support infrastructure fundamentals in both emerging and developed economies, in our view. Although regulatory risk remains a concern, governments generally acknowledge the need to encourage private infrastructure investment by allowing attractive rates of return. We also expect to see an increase in acquisitions, as companies put their strengthened balance sheets to use and fiscally strained governments continue to sell infrastructure assets.

With many leading economic indicators in developed regions peaking, we have increased portfolio weightings in the more defensive subsectors, including regulated utilities, and lowered our weightings in the more economically sensitive subsectors, such as transportation infrastructure. Regionally, we remain most cautious on Europe, as we believe the austerity measures needed to reduce deficits are likely to have a long-lasting impact on economic growth.

With respect to Japan, we believe that recent events will have a material negative effect on the country's medium-term economic growth outlook, but that investment opportunities will exist in cases where valuations overshoot relative to our fundamental views. We further believe that nuclear power will remain an important source of electricity globally, although regulatory and safety-related cost increases are likely and scrutiny over new plant development and license extensions will persist.

Regarding preferred securities, the most recent readings on global developed economies have led us to take a somewhat more cautious approach. We have reduced our allocation to banks we believe are vulnerable to a global slowdown, and increased allocations to less cyclical industries, including utilities and telecommunications companies.

We expect new supply to come mostly from non-bank issuers, including REITs and other non-financial companies. Banks will likely remain on the sidelines until there is more regulatory clarity. We will continue to look for value in transactions priced around the globe and across various currencies.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  BEN MORTON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy (Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2011, leverage represented 33% of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2011, we have fixed the rate on 71% of our borrowings at an average interest rate of 3.0% for an average remaining period of 2.9 years (when we first entered into the swaps, the average term was 5.2 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates although this strategy will increase expenses when the rate on the Fund's borrowings is below the weighted average rate on the swaps.

Leverage Factsa

Leverage (as a % of managed assets)	33%
% Fixed Rate	71%
% Variable Rate	29%
Weighted Average Rate on Swaps	3.0%
Weighted Average Term on Swaps	2.9 years
Current Rate on Borrowings[b]	1.2%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2011. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

JUNE 30, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
American Tower Corp.	$109,950,563	4.3%
Transurban Group	94,964,740	3.7
Vinci SA	78,027,376	3.1
GDF Suez	72,362,152	2.8
SES SA	69,153,406	2.7
E.ON AG	59,179,566	2.3
Crown Castle International Corp.	58,692,731	2.3
East Japan Railway Co.	57,671,681	2.3
Atlantia S.p.A.	55,353,502	2.2
MarkWest Energy Partners LP	55,280,290	2.2

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	118.2%
BANK	0.1%
SJB Escrow Corp., Class A, 144Aa,b,c,d		128,300	$2,566,000
CONSUMER DISCRETIONARY—CABLE & SATELLITE	5.8%
Eutelsat Communications (France)[c,e]		649,500	29,240,813
SES SA (Luxembourg)[c,e,f]		2,461,700	69,153,406
			98,394,219
ENERGY	21.9%
INTEGRATED OIL & GAS	1.7%
Origin Energy Ltd. (Australia)[c,e]		1,751,394	29,778,495
OIL & GAS STORAGE & TRANSPORTATION	20.2%
Buckeye Partners LPe		211,440	13,650,566
El Paso Corp.[e,g]		1,364,500	27,562,900
Enbridge (Canada)[e,f]		1,363,224	44,326,512
Enbridge Energy Partners LPe,g		264,636	7,957,605
Energy Transfer Partners LPe,g		587,777	28,724,662
Enterprise Products Partners LPe,g		834,100	36,041,461
Golar LNG Partners LP (Marshall Islands)[d]		363,176	10,350,516
Kinder Morgan Energy Partners LPe,g		330,692	24,008,239
MarkWest Energy Partners LPe,g		1,145,943	55,280,290
Tesoro Logistics LPd,e		359,368	8,750,611
TransCanada Corp. (Canada)[e]		1,132,300	49,720,468
Williams Cos. (The)[e,g]		1,182,691	35,776,403
			342,150,233
TOTAL ENERGY			371,928,728
INDUSTRIALS	29.3%
AIRPORT SERVICES	4.9%
Auckland International Airport Ltd. (New Zealand)[c,e]		5,293,013	9,773,192
Australian Infrastructure Fund (Australia)[c]		2,650,000	5,477,070
Fraport AG (Germany)[c]		337,000	27,077,518
Map Group (Australia)[c,e]		11,214,268	40,270,617
			82,598,397

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
CONSTRUCTION & ENGINEERING	5.8%
Ferrovial SA (Spain)[c,e]		1,654,224	$20,902,006
Vinci SA (France)[c,e]		1,215,807	78,027,376
			98,929,382
HIGHWAYS & RAILTRACKS	14.0%
Abertis Infraestructuras S.A. (Spain)[c,e]		1,396,400	31,167,097
Atlantia S.p.A. (Italy)[c,e,f]		2,599,443	55,353,502
Brisa Auto-Estradas de Portugal SA (Portugal)[c]		2,014,500	12,290,716
CCR SA (Brazil)[e]		1,209,677	36,003,906
OHL Mexico SAB de CV (Mexico)[d]		2,208,060	4,441,202
Shenzhen Expressway Co., Ltd., (Hong Kong)[c]		6,198,394	3,503,983
Transurban Group (Australia)[c,e]		16,906,379	94,964,740
			237,725,146
MARINE PORTS & SERVICES	1.2%
Koninklijke Vopak NV (Netherlands)[c]		400,940	19,635,635
RAILROADS	3.4%
East Japan Railway Co. (Japan)[c,e]		1,007,000	57,671,681
TOTAL INDUSTRIALS			496,560,241
MATERIALS	0.7%
FERTILIZER & AGRICULTURAL CHEMICALS
CVR Partners LPd,e		491,971	11,049,669
TELECOMMUNICATION SERVICES	12.3%
INTEGRATED TELECOMMUNICATIONS SERVICES	2.4%
AT&Te,g		692,100	21,738,861
Verizon Communications[e,g]		506,300	18,849,549
			40,588,410
WIRELESS TELECOMMUNICATION SERVICES	9.9%
American Tower Corp.[d,e,g]		2,101,100	109,950,563
Crown Castle International Corp.[d,e,g]		1,438,900	58,692,731
			168,643,294
TOTAL TELECOMMUNICATION SERVICES			209,231,704

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
UTILITIES	48.1%
ELECTRIC UTILITIES	23.0%
American Electric Power Co.[e]		1,105,600	$41,659,008
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)[c]		923,500	4,792,762
CLP Holdings Ltd. (Hong Kong)[c,e]		2,517,500	22,349,128
E.ON AG (Germany)[c,e]		2,082,000	59,179,566
Edison International[e,g]		333,300	12,915,375
Enel S.p.A. (Italy)[c,e]		3,186,960	20,824,143
ITC Holdings Corp.[e,g]		104,090	7,470,539
NextEra Energy[e,g]		820,300	47,134,438
Power Assets Holdings Ltd. (Hong Kong)[c,e]		3,672,300	27,691,729
PPL Corp.[e,g]		1,097,728	30,549,770
Southern Co.[e,g]		1,343,609	54,254,932
Spark Infrastructure Group, 144A (Australia)[a,c]		6,347,470	8,817,842
Terna Rete Elettrica Nazionale S.p.A. (Italy)[c,e]		11,392,800	52,971,356
			390,610,588
GAS UTILITIES	4.4%
Enn Energy Holdings Ltd. (Hong Kong)[c]		2,506,000	8,545,373
Korea Gas Corp. (South Korea)[c]		8	278
Questar Corp.[e,g]		673,385	11,925,648
Snam Rete Gas S.p.A. (Italy)[c,e]		9,175,900	54,312,196
			74,783,495
MULTI UTILITIES	17.4%
AGL Energy Ltd. (Australia)[c,e]		983,600	15,482,406
CenterPoint Energy[e,g]		1,042,346	20,169,395
GDF Suez (France)[c,e]		1,979,944	72,362,152
National Grid PLC (United Kingdom)[c,e]		5,545,969	54,595,598
PG&E Corp.[e,g]		858,607	36,087,252
Public Service Enterprise Group[e]		727,900	23,758,656
Sempra Energy[e,g]		450,500	23,822,440
Suez Environnement SA (France)[c,e]		1,005,300	20,033,737
Wisconsin Energy Corp.[e,g]		888,386	27,850,901
			294,162,537

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
WATER UTILITIES	3.3%
American Water Works Co.[e]		689,640	$20,309,898
China Water Affairs Group Ltd. (Hong Kong)[c]		10,632,000	3,846,459
Guangdong Investment Ltd. (Hong Kong)[c]		10,317,900	5,550,336
United Utilities Group PLC (United Kingdom)[c,e]		2,716,423	26,126,742
			55,833,435
TOTAL UTILITIES			815,390,055
TOTAL COMMON STOCK (Identified cost—$1,746,072,373)			2,005,120,616
PREFERRED SECURITIES—$25 PAR VALUE	13.6%
BANK	2.5%
Ally Financial, 7.25%, due 2/7/33		120,000	2,816,400
Ally Financial, 7.30%, due 3/9/31[e,g]		120,000	2,824,800
Ally Financial, 7.35%, due 8/8/32		165,000	3,930,300
Ally Financial, 8.50%, due 5/15/16, Series A		190,000	4,755,700
Citigroup Capital VII, 7.125%, due 7/31/31, (TruPS)[e,g]		500,000	12,600,000
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[e]		249,797	6,232,435
CoBank ACB, 7.00%, 144A ($50 Par Value)[a,b,e]		100,000	4,562,500
Wachovia Corp., 7.25%, Series A		200,000	5,166,000
			42,888,135
BANK—FOREIGN	1.2%
Deutsche Bank Contingent Capital Trust III, 7.60%[e,g]		344,500	8,867,430
National Westminster Bank PLC, 7.76%, Series Ce		494,292	11,675,177
			20,542,607
ELECTRIC—INTEGRATED	0.6%
NextEra Energy, 8.375%, due 6/1/12, ($50 par value)[e]		100,000	5,185,000
Southern California Edison Co., Series D ($100 per value)		50,000	5,051,000
			10,236,000
FINANCE—MORTGAGE LOAN/BROKER	0.9%
Countrywide Capital IV, 6.75%, due 4/1/33[e,g]		450,000	11,137,500
Countrywide Capital V, 7.00%, due 11/1/36[e,g]		160,000	3,987,200
			15,124,700

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
INSURANCE	3.3%
LIFE/HEALTH INSURANCE—FOREIGN	0.6%
Aegon NV, 6.50%[e,g]		295,178	$6,836,322
Aegon NV, 6.875%		180,000	4,312,800
			11,149,122
MULTI-LINE—FOREIGN	1.6%
Allianz SE, 8.375%[e,g]		310,795	8,158,369
ING Groep N.V., 7.05%[e,g]		160,000	3,910,400
ING Groep N.V., 7.375%[e,g]		590,314	14,580,756
			26,649,525
REINSURANCE—FOREIGN	1.1%
Arch Capital Group Ltd., 8.00%[e]		193,000	4,892,550
Aspen Insurance Holdings Ltd., 7.401%, Series Ae,g		72,256	1,803,510
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)[e]		40,000	3,902,500
Endurance Specialty Holdings Ltd., 7.50%, Series B		118,000	2,944,100
Montpelier Re Holdings Ltd., 8.875%		180,000	4,644,000
			18,186,660
TOTAL INSURANCE			55,985,307
INTEGRATED TELECOMMUNICATIONS SERVICES	1.4%
Qwest Corp., 7.375%, due 6/1/51		500,000	12,840,000
Telephone & Data Systems, 6.875%, due 11/15/59[e]		189,725	4,781,070
United States Cellular Corp., 6.95%, due 5/15/60		240,000	6,012,000
			23,633,070
REAL ESTATE	2.7%
DIVERSIFIED	0.4%
Forest City Enterprises, 7.375%, due 2/1/34, Class Ae,g		259,975	6,190,005
HEALTH CARE	0.3%
Health Care REIT, 7.625%, Series Fe,g		210,000	5,390,700
OFFICE	0.7%
SL Green Realty Corp., 7.625%, Series Ce,g		337,218	8,460,799
SL Green Realty Corp., 7.875%, Series De		111,983	2,873,484
			11,334,283

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
RESIDENTIAL—APARTMENT	0.6%
Alexandria Real Estate Equities, 8.375%, Series Ce,g		253,283	$6,646,146
Apartment Investment & Management Co., 8.00%, Series Te		138,400	3,501,520
			10,147,666
SHOPPING CENTER	0.7%
COMMUNITY CENTER	0.3%
Developers Diversified Realty Corp., 7.50%, Series Ie,g		233,439	5,875,660
REGIONAL MALL	0.4%
CBL & Associates Properties, 7.75%, Series Ce		236,641	5,932,590
TOTAL SHOPPING CENTER			11,808,250
TOTAL REAL ESTATE			44,870,904
TRANSPORT—MARINE	1.0%
Seaspan Corp., 9.50%, due 1/29/49, Series C		630,000	17,192,700
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$212,725,690)			230,473,423
PREFERRED SECURITIES—CAPITAL SECURITIES	15.4%
BANK	2.9%
Astoria Capital Trust I, 9.75%, due 11/1/29, Series B (FRN)[b,e]		2,400,000	2,499,965
Bank of America Corp., 8.125%, due 12/29/49, Series Me,g		10,000,000	10,455,600
Citigroup Capital III, 7.625%, due 12/1/36		5,000,000	5,267,400
Farm Credit Bank of Texas, 10.00%, due 12/15/20, ($1,000 Par Value), Series Ie		7,000	8,001,875
JP Morgan Chase & Co., 7.90%, due 4/29/49, Series I (FRN)[e,g]		8,070,000	8,697,402
Sovereign Capital Trust VI, 7.908%, due 6/13/36[e]		2,515,000	2,571,276
Wells Fargo & Co., 7.98%, due 3/29/49, Series K (FRN)[e,g]		10,250,000	11,121,250
			48,614,768

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
BANK—FOREIGN	3.3%
Abbey National Capital Trust I, 8.963%, due 12/29/49[e,g]		8,904,000	$9,862,373
Barclays Bank PLC, 6.278%, due 12/31/49[e]		10,940,000	9,398,149
Barclays Bank PLC, 6.860%, due 9/29/49, 144A (FRN)[a]		3,396,000	3,149,790
Claudius Ltd., 7.875%, due 12/29/49		5,500,000	5,733,750
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Aa,e,g		9,750,000	13,016,250
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Aa		9,290,000	8,407,450
Santander UK PLC, 7.95%, due 10/26/29		5,500,000	6,007,304
			55,575,066
FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Aa,b		60,000	5,401,878
INSURANCE	3.9%
LIFE/HEALTH INSURANCE	0.3%
Lincoln National Corp., 7.00%, due 5/17/66[e,g]		4,500,000	4,553,100
LIFE/HEALTH INSURANCE—FOREIGN	0.3%
Prudential PLC, 7.750%, due 6/23/16		5,000,000	5,137,500
MULTI-LINE	1.1%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,e		7,900,000	8,292,685
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,e,g		8,500,000	10,412,500
			18,705,185
MULTI-LINE—FOREIGN	0.2%
Old Mutual Capital Funding PLC, 8.00%, due 5/29/49[f]		3,500,000	3,491,250
PROPERTY CASUALTY	1.5%
ACE Capital Trust II, 9.70%, due 4/1/30[e,g]		7,070,000	9,177,645
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,e,g		6,250,000	6,296,875
Liberty Mutual Group, 10.75%, due 6/15/58, 144Aa,e,g		8,000,000	10,700,000
			26,174,520
REINSURANCE—FOREIGN	0.5%
Catlin Insurance Co., 7.249%, due 12/31/49, 144Aa,e		8,000,000	7,680,000
TOTAL INSURANCE			65,741,555

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares		Value
INTEGRATED TELECOMMUNICATIONS SERVICES	1.1%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,e			16,889	$19,264,016
OIL & GAS EXPLORATION & PRODUCTION	0.8%
Origin Energy Finance Ltd., 7.875%, due 6/16/71, Australia (EUR)[c]			9,000,000	13,018,718
PIPELINES	1.9%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[e,g]			15,000,000	16,294,215
Enterprise Products Operating LP, 8.375%, due 8/1/66[e,g]			14,930,000	16,178,461
				32,472,676
UTILITIES—MULTI UTILITIES	1.2%
Dominion Resources, 7.50%, due 6/30/66, Series Ae			10,479,000	11,079,918
PPL Capital Funding, 6.70%, due 3/30/67, Series Ae,g			10,282,000	10,216,864
				21,296,782
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$235,919,086)				261,385,459
		Principal Amount
CORPORATE BONDS	2.2%
INSURANCE—PROPERTY CASUALTY	0.4%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,e			$6,850,000	6,348,402
INTEGRATED TELECOMMUNICATIONS SERVICES	1.6%
Citizens Communications Co., 9.00%, due 8/15/31[e,g]			17,450,000	17,973,500
Embarq Corp., 7.995%, due 6/1/36[e,g]			8,076,000	8,297,339
				26,270,839
INVESTMENT ADVISORY SERVICES	0.2%
Old Mutual PLC, 8.00%, due 6/3/21, (United Kingdom)		GBP	2,500,000	4,035,288
TOTAL CORPORATE BONDS (Identified cost—$36,533,527)				36,654,529

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.01%[h] (Identified cost—$23,150,333)		23,150,333	$23,150,333
TOTAL INVESTMENTS (Identified cost—$2,254,401,009)	150.8%		2,556,784,360
LIABILITIES IN EXCESS OF OTHER ASSETS	(50.8)%		(860,982,965)
NET ASSETS (Equivalent to $19.73 per share based on 85,968,253 shares of common stock outstanding)	100.0%		$1,695,801,395

Glossary of Portfolio Abbreviations

EUR  Euro Currency

FRN  Floating Rate Note

GBP  Great British Pound

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 6.8% of net assets of the Fund, of which 0.7% are illiquid.

b  Illiquid security. Aggregate holdings equal 0.9% of net assets of the Fund.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 62.4% of the net assets of the Fund, of which 61.5% have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

d  Non-income producing security.

e  A portion or all of the security is pledged in connection with the revolving credit agreement: $1,789,641,286 has been pledged as collateral.

f  A portion of the security is segregated as collateral for interest rate swap transactions: $23,410,571 has been segregated as collateral.

g  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $796,596,048.

h  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

Interest rate swaps outstanding at June 30, 2011 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$35,000,000	3.510%	0.186%	December 22, 2012	$(1,584,333)
Merrill Lynch Derivative Products AG	$70,000,000	3.600%	0.186%	January 29, 2014	(4,849,220)
Royal Bank of Canada	$35,000,000	3.525%	0.185%	October 17, 2012	(1,438,484)
Royal Bank of Canada	$40,000,000	3.498%	0.186%	November 22, 2012	(1,712,956)
Royal Bank of Canada	$72,000,000	3.615%	0.186%	March 29, 2014	(5,210,311)
Royal Bank of Canada	$40,000,000	3.634%	0.186%	March 31, 2014	(2,911,775)
Royal Bank of Canada	$100,000,000	1.865%	0.190%	June 13, 2015	(1,458,035)
Royal Bank of Canada	$120,000,000	2.474%	0.190%	February 10, 2016	(3,775,162)
UBS AG	$35,000,000	2.905%	0.186%	May 25, 2012	(825,862)
UBS AG	$60,000,000	3.639%	0.185%	April 17, 2013	(3,370,908)
					$(27,137,046)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2011.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,254,401,009)	$2,556,784,360
Cash (includes $6,770,000 pledged as collateral for open swap positions)	6,817,832
Foreign currency, at value (Identified cost—$333,170)	334,577
Receivable for:
Dividends and interest	13,250,685
Investment securities sold	2,984,541
Other assets	54,084
Total Assets	2,580,226,079
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	27,137,046
Payable for:
Revolving credit agreement	850,000,000
Dividends declared on common shares	4,188,871
Investment management fees	1,659,374
Investment securities purchased	850,706
Administration fees	82,580
Interest expense	58,345
Directors' fees	1,245
Other liabilities	446,517
Total Liabilities	884,424,684
NET ASSETS	$1,695,801,395
TOTAL NET ASSETS consist of:
Paid-in capital	$1,608,131,321
Accumulated undistributed net investment income	2,780,840
Accumulated net realized loss	(190,374,795)
Net unrealized appreciation	275,264,029
$1,695,801,395
NET ASSET VALUE PER COMMON SHARE:
($1,695,801,395 ÷ 85,968,253 shares outstanding)	$19.73
MARKET PRICE PER COMMON SHARE	$17.80
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(9.78)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $4,099,200 of foreign withholding tax)	$53,314,979
Interest income	10,022,471
Rehypothecation income	196,704
Total Income	63,534,154
Expenses:
Investment management fees	10,581,286
Interest expense	5,396,227
Administration fees	724,062
Custodian fees and expenses	651,489
Reports to shareholders	136,397
Professional fees	69,089
Directors' fees and expenses	67,339
Line of credit fees	55,166
Transfer agent fees and expenses	10,696
Registration and filing fees	5,713
Miscellaneous	139,441
Total Expenses	17,836,905
Reduction of Expenses (See Note 2)	(927,993)
Net Expenses	16,908,912
Net Investment Income	46,625,242
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,478,566
Options	332,765
Foreign currency transactions	34,523
Interest rate swap transactions	(8,000,973)
Net realized gain	6,844,881
Net change in unrealized appreciation (depreciation) on:
Investments	113,654,185
Foreign currency translations	(17,995)
Interest rate swap transactions	(2,499,417)
Net change in unrealized appreciation (depreciation)	111,136,773
Net realized and unrealized gain	117,981,654
Net Increase in Net Assets Resulting from Operations	$164,606,896

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$46,625,242	$86,311,113
Net realized gain	6,844,881	19,951,571
Net change in unrealized appreciation (depreciation)	111,136,773	81,064,622
Net increase in net assets resulting from operations	164,606,896	187,327,306
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(61,897,142)	(86,311,143)
Net realized gain	—	(6,756,319)
Total dividends and distributions to common shareholders	(61,897,142)	(93,067,462)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	745,343,144
Total increase in net assets applicable to common shares	102,709,754	839,602,988
Net Assets Applicable to Common Shares:
Beginning of period	1,593,091,641	753,488,653
End of period[a]	$1,695,801,395	$1,593,091,641

a  Includes accumulated undistributed net investment income of $2,780,840 and $18,052,740, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2011 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$164,606,896
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(686,213,810)
Net purchases, sales and maturities of short-term investments	5,903,746
Net amortization/accretion of premium (discount)	86,947
Proceeds from sales and maturities of long-term investments	687,459,930
Net increase in dividends and interest receivable and other assets	(1,768,303)
Net decrease in interest expense payable, accrued expenses and other liabilities	(112,523)
Net change in unrealized appreciation on investments	(113,654,185)
Net change in unrealized depreciation on interest rate swaps	2,499,417
Net realized gain from investments	(14,478,566)
Cash provided for operating activities	44,329,549
Cash Flows from Financing Activities:
Net increase in payable for revolving credit agreement	17,000,000
Distributions paid on common shares	(62,213,427)
Cash used for financing activities	(45,213,427)
Decrease in cash	(883,878)
Cash at beginning of period (including foreign currency)	8,036,287
Cash at end of period (including foreign currency)	$7,152,409

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	2007	2006
Net asset value per common share, beginning of period	$18.53	$17.39	$13.21	$29.56	$28.45	$23.95
Income from investment operations:
Net investment income	0.54	1.18	0.89	1.48	1.61	1.56
Net realized and unrealized gain (loss)	1.38	1.14	4.31	(14.94)	3.35	5.13
Total income (loss) from investment operations	1.92	2.32	5.20	(13.46)	4.96	6.69
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	(0.05)	(0.53)	(0.40)	(0.51)
Net realized gain	—	—	(0.01)	—	(0.39)	(0.13)
Total dividends and distributions to preferred shareholders	—	—	(0.06)	(0.53)	(0.79)	(0.64)
Total from investment operations applicable to common shares	1.92	2.32	5.14	(13.99)	4.17	6.05
Less: Preferred share offering cost adjustment	—	—	—	(0.00)[a]	—	0.00 [a]
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.02)	—
Total offering costs	—	—	—	(0.00)	(0.02)	0.00
Anti-dilutive effect from the purchase of common shares	—	0.02	—	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.72)	(1.11)	(0.82)	(0.82)	(1.20)	(1.05)
Net realized gain	—	(0.09)	(0.10)	—	(1.12)	(0.28)
Tax return of capital	—	—	(0.04)	(1.54)	(0.72)	(0.22)
Total dividends and distributions to common shareholders	(0.72)	(1.20)	(0.96)	(2.36)	(3.04)	(1.55)
Net increase (decrease) in net asset value per common share	1.20	1.14	4.18	(16.35)	1.11	4.50
Net asset value, per common share, end of period	$19.73	$18.53	$17.39	$13.21	$29.56	$28.45
Market value, per common share, end of period	$17.80	$16.42	$15.95	$10.30	$27.50	$24.48
Total net asset value return[b]	10.76%[c]	15.07%	42.04%	–49.17%	15.93%	27.30%
Total market value return[b]	12.77%[c]	11.18%	67.09%	–57.40%	25.34%	30.13%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2011	2010	2009	2008	2007	2006
Net assets applicable to common shares, end of period (in millions)	$1,695.8	$1,593.1	$753.5	$572.3	$1,280.7	$1,232.3
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	2.15%[e]	2.36%	2.75%	2.00%	1.54%	1.59%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	2.04%[e]	2.19%	2.48%	1.68%	1.24%	1.28%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[d]	1.39%[e]	1.44%	1.92%	1.62%	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	5.51%[e]	6.25%	7.61%	6.31%	4.67%	5.60%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	5.62%[e]	6.42%	7.89%	6.64%	4.97%	5.90%
Ratio of expenses to average daily managed assets (before expense reduction)[d,f]	1.43%[e]	1.51%	1.64%	1.24%	1.04%	1.05%
Ratio of expenses to average daily managed assets (net of expense reduction)[d,f]	1.36%[e]	1.40%	1.48%	1.04%	0.84%	0.85%
Portfolio turnover rate	27%[c]	48%	113%	29%	23%	15%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	—	$292,000	$652,000	$567,000
Total shares outstanding (in 000's)	—	—	—	12	26	23
Asset coverage ratio for revolving credit agreement	300%[g]	291%[g]	273%[g]	981%	—	—
Asset coverage per $1,000 for revolving credit agreement	$2,995	$2,912	$2,728	$9,806	—	—
Asset coverage ratio for auction market preferred shares	—	—	—	247%[h]	296%	317%
Asset coverage per share for auction market preferred shares[h]	—	—	—	$61,750	$74,108	$79,335
Liquidation preference per share	—	—	—	$25,000	$25,000	$25,000
Average market value per share[i]	—	—	—	$25,000	$25,000	$25,000

a  Amount is less than $0.005.

b  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

e  Annualized.

f  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

g  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of June 30, 2011 and December 31, 2010 was caused by a decrease in market value and is not deemed to be a violation.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. 61.5% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors. The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Bank	$2,566,000	$—	$—	$2,566,000

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Energy—Oil & Gas Storage & Transportation	$342,150,233	$342,150,233	$—	$—
Common Stock—Industrials— Highways & Railtracks	237,725,146	40,445,108	197,280,038	—
Common Stock—Materials— Fertilizer & Agricultural Chemicals	11,049,669	11,049,669	—	—
Common Stock— Telecommunication Services	209,231,704	209,231,704	—	—
Common Stock—Utilities— Electric Utilities	390,610,588	193,984,062	196,626,526	—
Common Stock—Utilities— Gas Utilities	74,783,495	11,925,648	62,857,847	—
Common Stock—Utilities— Multi Utilities	294,162,537	131,688,644	162,473,893	—
Common Stock—Utilities— Water Utilities	55,833,435	20,309,898	35,523,537	—
Common Stock—Other Industries	387,007,809	—	387,007,809	—
Preferred Securities— $25 Par Value—Bank	42,888,135	38,325,635	—	4,562,500
Preferred Securities— $25 Par Value—Insurance— Multi-Line—Foreign	26,649,525	18,491,156	8,158,369	—
Preferred Securities— $25 Par Value—Insurance— Reinsurance—Foreign	18,186,660	14,284,160	3,902,500	—
Preferred Securities—$25 Par Value—Other Industries	142,749,103	142,749,103	—	—
Preferred Securities—Capital Securities—Food	5,401,878	—	—	5,401,878

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—Capital Securities—Oil & Gas Exploration & Production	$13,018,718	$—	$—	$13,018,718
Preferred Securities—Capital Securities—Other Industries	242,964,863	—	242,964,863	—
Corporate Bonds	36,654,529	—	36,654,529	—
Money Market Funds	23,150,333	—	23,150,333	—
Total Investments	$2,556,784,360	$1,174,635,020	$1,356,600,244	$25,549,096
Other Financial Instruments*	$(27,137,046)	$—	$(27,137,046)	$—

* Other financial instruments are interest rate swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— Bank	Preferred Securities— $25 Par Value— Bank	Preferred Securities— Capital Securities— Food	Preferred Securities— Capital Securities— Oil & Gas Exploration & Production
Balance as of December 31, 2010	$7,921,000	$2,566,000	$—	$5,355,000	$—
Change in unrealized appreciation (depreciation)	(162,967)	—	(173,575)	46,878	(36,270)
Purchases	17,791,063	—	4,736,075	—	13,054,988
Balance as of June 30, 2011	$25,549,096	$2,566,000	$4,562,500	$5,401,878	$13,018,718

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 preferred securities have been deemed illiquid and were valued by a pricing service which has utilized independent broker quotes. The Level 3 common stock is illiquid and has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or call options on an index and put and covered call options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap and Derivatives Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivative Products AG ("MLDP") and UBS AG ("UBS") that it breached certain terms and conditions of its ISDAs. During 2009, the Fund notified UBS of additional breaches. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP has required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2011, this amount was $6,770,000 and was pledged in cash by the Fund to MLDP. At June 30, 2011, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; requiring posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any borrowings used for leverage outstanding.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The investment manager has contractually agreed to waive its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Asset Value
4/01/10—3/31/11	0.10%
4/01/11—3/31/12	0.05%

During the six months ended June 30, 2011, the investment manager waived its fee at the annual rate of 0.075%.

Under sub-advisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the sub-advisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2011, the Fund incurred $496,917 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $20,027 from the Fund for the six months ended June 30, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $674,123,170 and $688,508,891, respectively.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Transactions in options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	—	$—
Options written	8,622,000	720,977
Options terminated in closing transactions	(4,350,000)	(332,765)
Options exercised	(4,272,000)	(388,212)
Options outstanding at June 30, 2011	—	$—

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$2,254,401,009
Gross unrealized appreciation	$335,276,976
Gross unrealized depreciation	(32,893,625)
Net unrealized appreciation	$302,383,351

As of December 31, 2010, the Fund had a net capital loss carryforward of $169,981,393, of which $27,597,582 will expire on December 31, 2015 and $142,383,811 will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT & Utility Income Fund, Inc. ("RTU")(See Note 10). Federal tax rules limit the Fund's use of this capital loss carryforward. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2010, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program")

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

as of January 1, 2011 through the fiscal year ended December 31, 2011. During the six months ended June 30, 2011, the Fund did not effect any repurchases. During the year ended December 31, 2010, the Fund repurchased 587,239 Treasury shares of its common stock at an average price of $13.44 per share (including brokerage commissions) at a weighted average discount of 16.3%. These repurchases, which had a total cost of $7,892,925, resulted in an increase of $0.02 to the Fund's net asset value per share.

Note 6. Borrowings

The Fund had a $850,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a facility fee of 0.55% per annum (prior to May 19, 2011, the rate was 0.95%) on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2011, the Fund has outstanding borrowings of $850,000,000. During the six months ended June 30, 2011, the Fund borrowed an average daily balance of $838,635,359 at a weighted average borrowing cost of 1.28%. As of June 30, 2011, the aggregate value of rehypothecated securities was $796,596,048. During the six months ended June 30, 2011, the Fund earned $196,704 in fees from rehypothecated securities.

Note 7. Derivative Investments

The following tables present the value of derivatives held at June 30, 2011 and the effect of derivatives held during the six months ended June 30, 2011, along with the respective location in the financial statements. The

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

balance of outstanding interest rate swaps at June 30, 2011 is representative of the volume outstanding throughout the six months ended June 30, 2011. The volume of activity for written options for the six months ended June 30, 2011 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	—	Unrealized depreciation	$(27,137,046)
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Depreciation
Interest rate contracts	Net Realized and Unrealized Gain(Loss)	$(8,000,973)	$(2,499,417)
Equity contracts	Net Realized and Unrealized Gain(Loss)	332,765	—
		$(7,668,208)	$(2,499,417)

Note 8. Legal Proceedings

The Board of Directors of the Fund received a letter from a law firm on behalf of purported holders of the Fund's common shares demanding that the Board of Directors take action against the investment manager and the Fund's directors and officers to recover, for the benefit of the Fund, alleged damages related to such parties' alleged breaches of fiduciary duties related to the redemption of the Fund's auction preferred shares at their liquidation preference. In response to the demand letter, the Fund's Board of Directors established a committee of independent directors to investigate the claims, and the committee retained independent counsel to assist it in conducting its investigation (the "Special Committee").

Subsequently, the Fund was named as a nominal defendant in a putative shareholder derivative action captioned Gammon v. Cohen & Steers Capital Management, Inc., et al. filed in the Supreme Court of the State of New York, County of New York on August 26, 2010 (the "Complaint"). The Complaint, filed purportedly on behalf, and for the benefit, of the Fund, name as defendants the investment manager, Cohen & Steers, Inc., the investment manager's parent company, and the Fund's current officers, including the two Interested Directors (collectively, the "Defendants"), and name the Fund as a nominal defendant. The Complaint contains the same basic allegations contained in the demand letter and seeks a declaration that the investment manager and Fund officers have breached their fiduciary duties, indeterminate monetary damages in favor of the Fund and an award of plaintiffs' costs and disbursements in pursuing the action. In derivative actions, Maryland law requires a report to shareholders when indemnification or expense advances are provided to Directors. The respective Funds are

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

hereby reporting that the Interested Directors, along with the other Defendants, received indemnification and expense advances with respect to the Complaint.

On November 1, 2010, after an extensive investigation conducted with the assistance of independent counsel, the Special Committee determined that the Fund should not pursue claims based on the allegations in the demand letter and rejected the demands made in the letter.

On April 14, 2011, Cohen & Steers, Inc. announced the voluntary dismissal by plaintiffs of the Complaint in its entirety with prejudice. The court approved the dismissal without any settlement or concessions by the Defendants or Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Merger

On June 29, 2009, the Boards of Directors of the Fund and RTU approved a proposal, subject to approval by each fund's shareholders, in which RTU would merge with and into the Fund in accordance with Maryland General Corporation Law. The purpose of the transaction was to combine two funds managed by the investment manager with comparable investment objectives and strategies. On November 24, 2009, RTU's shareholders approved the merger. However, after multiple adjournments, the Fund failed to receive a sufficient number of votes to also approve the merger. On December 10, 2009, the Fund's Board of Directors determined that the merger remained in the best interest of shareholders and set new record and shareholder meeting dates of December 17, 2009 and February 26, 2010, respectively.

On February 26, 2010, the Fund's shareholders approved the merger with RTU and as of the close of business on March 12, 2010, the Fund acquired all the net assets of RTU with the investment portfolio constituting the principal asset. The acquisition was accomplished by a tax-free exchange of 58,858,135 shares worth $753,236,069 of RTU for 43,234,832 shares of the Fund. The net assets of RTU and the Fund immediately before the acquisition were $753,236,069 (including $26,115,833 of net unrealized appreciation) and $754,736,092, respectively. The combined net assets of the Fund immediately following the acquisition were $1,507,972,161. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from RTU was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Merger related expenses, which were borne by the Fund, were approximately $507,000.

Assuming the acquisition had been completed on January 1, 2010, the Fund's pro-forma results of operations for the year ended December 31, 2010, are as follows:

Net investment income	$91,680,301
Net realized and unrealized gain	100,068,601
Net increase in net assets resulting from operations	$191,748,902

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of change in net assets attributable to RTU that have been included in the Fund's statement of operations.

Note 11. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2011. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	77,880,123.452	2,809,296.640
Richard E. Kroon	78,184,274.180	2,505,145.912
Willard H. Smith Jr.	77,968,418.339	2,721,001.753

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2011) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (3/30/04)	One Year	Five Years	Since Inception (3/30/04)
40.81%	5.11%	9.00%	52.84%	6.63%	6.79%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

DIVIDEND REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of

COHEN & STEERS INFRASTRUCTURE FUND, INC.

capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment

COHEN & STEERS INFRASTRUCTURE FUND, INC.

advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that for the one-, three- and five-year periods ended March 31, 2011, the Fund underperformed the Peer Funds' medians. The Board of Directors noted that the Fund outperformed its linked benchmark for the one-year period, and slightly underperformed its linked benchmark for the three- and five-year periods ended March 31, 2011. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager and Subadvisors', including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board of Directors determined to closely monitor the Fund performance and requested that the Investment Manager provide updates for this purpose.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at managed and common asset levels are lower than the peer group medians, and contractual management fees at common asset levels were at the Peer Funds' medians. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, with and without investment-related expenses, were lower than the medians of the Peer Funds. The Board considered the impact leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors also noted that the Investment Manager continues to waive a portion of its management fee until early 2012 and that the Fund pays an administration fee to the Investment Manager. The Board of Directors then considered the administrative

COHEN & STEERS INFRASTRUCTURE FUND, INC.

services provided by the Investment Manager, including compliance and accounting services. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager and not by the Fund and are subsidiaries of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreements to the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2011

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCUTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 31, 2011